UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 2, 2009


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                     84-1214736
--------------------------------------------------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

         Item 3.02 Unregistered Sales of Equity Securities

         On February 27, 2009, Lion Share Capital, LLC (LSC), a Kansas limited liability company ("Purchaser"), agreed, pursuant to the terms of the Company's Private Placement Memorandum, dated January 30, 2009, to purchase from the
Company 3,000,000 units (the "Units") of securities at a price of $10.00 per Unit. Each Unit consists of one share of Series A Preferred Stock in the Company (the "Shares") and one membership interest (a "Membership Interest" and, collectively, the "Membership Interests") in the ESP LIBACSM Fund, LLC, a recently formed Delaware limited liability company (the "LLC").

         The Purchaser has agreed to pay a purchase price of Thirty Million Dollars ($30,000,000) (the "Purchase Price") for the Units by certified or cashier's check or wire transfer of immediately available funds into one or more bank accounts designated in writing by the Company on or before March 27, 2009.

         Item 3.03. Material Modification to Rights of Security Holders.

         On February 20, 2009, Environmental Service Professionals, Inc. ("ESP") authorized a Certificate of Designation to create 3,000 shares of Series B Preferred Stock, $0.001 par value. Each share of Series B Preferred Shares has 50,000 votes and will vote with the holders of the Common Stock as one class. The liquidation preference of Series B Preferred Stock is hundredth of a cent ($0.001) per share of Series B Preferred Stock. The Series B Preferred Stock will not participate with respect to any dividends which may be declared by the Board of Directors. The terms of the Series B Preferred Stock are more fully described in the Certificate of Designation filed with the Secretary of State of the State of Nevada on February 24, 2008, establishing the preferences, limitations and relative rights of the Series B Preferred Stock.

         A copy of the Certificate of Designation for the Series B Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

         Item 5.01     Changes in Control.

         On February 27, 2009, the Company's Board of Directors issued 3,000 shares of Series B Preferred Stock to the appointee of the Chief Executive
Officer position. The Board of Directors believes that it is in the best interests of the Company and its shareholders for the Company's current management to continue its ability to direct the Company.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (d)      Exhibits

                  3.1 Certificate of Designation to create 3,000 shares of Series B Preferred Stock, dated February 20, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
              -----------------------------------------------------
                                  (Registrant)

Date:  March 2, 2009



                           /s/  Edward Torres, Chief Executive Officer
                           -----------------------------------------------------
                           Edward Torres, Chief Executive Officer





























                                      -2-